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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
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                                   FORM 8-K

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                Date of Report:
                               October 14, 1998

                              AMERIN CORPORATION
            (Exact name of registrant as specified in its charter)

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          Delaware                    0-27146                   11-3085148
(State of other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File no.)              Identification No.)


   200 E. Randolph Drive, 49th Floor                            60601-7125
              Chicago, IL                                       (Zip Code)
(Address of principal executive offices)



      Registrant's telephone number, including area code: (312) 540-0078

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        (Former name or former address, if changed since last report.)


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   Item 5.  Other Events.

     See the attached press release dated October 8, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMERIN CORPORATION


                                             By: /s/ Roy J. Kasmar
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                                                Name:    Roy J. Kasmar
                                                Title:   President

October 14, 1998